SECURITIES PURCHASE AGREEMENT

                           This SECURITIES PURCHASE AGREEMENT (“Agreement”), dated as of April 25, 2001, is by and between Dental Advisors, a Nebraska corporation, ("Purchaser"), and Remedent USA, Inc., a Nevada corporation (“Seller”) (collectively, the “Parties”).

W I T N E S S E T H

                           WHEREAS, Seller has offered for sale to Purchaser units of its securities (the “Units”), each unit consisting of one share of common stock (the “Shares”) and one warrant exercisable at $0.25 for a term of five years (the “Warrants”), at a purchase price of $0.25 per Unit (the “Purchase Price”).

                           WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller, Units upon the terms and conditions set forth herein.

                           NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

ARTICLE 1
SALE AND PURCHASE OF THE UNITS

                           1.1        Sale of the Units.  Upon execution of this Agreement (the "Closing"), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, SELLER shall sell to PURCHASER, and PURCHASER shall purchase from SELLER, the Units.

                           1.2        Instruments of Conveyance and Transfer.  As soon as practicable after the Closing, SELLER shall deliver a certificate or certificates representing the Units of SELLER to PURCHASER sufficient to transfer all right, title and interest in the Units to PURCHASER.

                           1.3        Consideration and Payment for the Units.  In consideration for the Units, PURCHASER shall pay a purchase price of a total of Three Hundred and Thirteen Thousand dollars ($313,000.00) ($0.25 per Unit) (“Purchase Price”).

ARTICLE 2
REPRESENTATIONS AND COVENANTS OF SELLER AND PURCHASER

                           2.1        Seller hereby represents and warrants that:

                                        (a)         This Agreement and the Units issuable hereunder have been duly authorized by the appropriate corporate action of Seller.

                                        (b)        Seller shall transfer title, in and to the Units to Purchaser free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

                                        (c)         As soon as practicable after each Closing, Seller shall deliver to Purchaser a certificate or certificates representing the Units subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate, which legend shall provide as follows:

THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                                        (d)        Purchaser acknowledges that the Units will be “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144"), that the Units will include the foregoing restrictive legend, and, except as otherwise set forth in this Agreement, that the Units cannot be sold unless registered with the United States Securities and Exchange Commission (“SEC”) and qualified by appropriate state securities regulators, or unless Purchaser obtains written consent from Seller and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

                                        (e)         If the Company at any time proposes to register any of its securities under the Act, except on a registration statement on Form S-8 or Form S-4, the Company will use its best efforts to cause the Shares, and the shares of common stock issuable upon exercise of the Warrants (the “Warrant Shares”) owned by Holder to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the Holder (Piggyback Registration Rights); provided, however, that the Company may, as a condition precedent to its effecting such registration, require the Holder to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that the Holder will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement (“underwriter’s lock-up”).  Additionally, the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration may require that Holder enter into an agreement with the Company that only a percentage of the shares of common stock underlying the Warrants owned by Holder be registered on such registration statement if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement (“underwriter’s carve-out”).  All expenses incurred by the Company in complying with this Section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accounts, or counsel for the Company and or counsel for the Holder and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.  Notwithstanding the foregoing, Holder shall pay all underwriting discounts or commissions with respect to any securities sold by the Holder.

                                                     (i)          In the event of any registration of any of its securities under the Act pursuant to this Section, the Company hereby indemnifies and holds harmless the Holder (which phrase shall include any underwriters of such securities), their respective directors and officers, and each other person who participates, in the offering of such securities and each other person, if any, who controls the Holder, or such participating persons within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which each the Holder or any such director or officer or participating person or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein an material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each the Holder and each director, officer or participating or controlling person for any legal or any other expenses reasonably incurred by the Holder or such director, officer or participating or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use therein.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or such directors, officer or participating or controlling person, and shall survive the transfer of such securities by the Holder.

                                                     (ii)         The Holder shall by acceptance thereof, indemnify and hold harmless the Company and its directors and officers, and each person, if any who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any director or officer or any such person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such holder specifically stating that it is for use therein; and will reimburse the Company or such director, officer or person for any legal or any other expense reasonably incurred in connection with investigation or defending any such loss, claim, damage, liability or action.

                                        (f)         If the Company shall be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company will use its best efforts timely to file all reports required to be filed from time to time with the SEC (including but not limited to the reports under Section 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144 adopted by the SEC under the Act).  If there is a public market for any securities of the Company at any time that the Company is not subject to the reporting requirements of either of said Section 13 or 15(d), the Company will, upon the request of Holder, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph (c)(2) of said Rule 144.  The Company will furnish to Holder, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or (c)(2), as the case may be, of said Rule 144, and (ii) written information concerning the Company sufficient to enable Holder to complete any Form 144 required to be filed with the SEC pursuant to said Rule 144.

                           2.2        Purchaser represents and warrants to Seller as follows:

                                        (a)         Purchaser has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Units offered by Seller of the size contemplated.  Purchaser represents that Purchaser is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment.  Purchaser has had a full opportunity to inspect the books and records of the Seller and to make any and all inquiries of Seller officers and directors regarding the Seller and its business as Purchaser has deemed appropriate.

                                        (b)        Purchaser is an “Accredited Investor” as defined in Regulation D of the Securities Act of 1933 (the “Act”) or Purchaser, either alone or with Purchaser’s professional advisers who are unaffiliated with, have no equity interest in and are not compensated by Seller or any affiliate or selling agent of Seller, directly or indirectly, has sufficient knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in the Units offered by Seller and of making an informed investment decision with respect thereto and has the capacity to protect Purchaser’s own interests in connection with Purchaser’s proposed investment in the Units.

                                        (c)         Purchaser is acquiring the Units solely for Purchaser’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Units.

                                        (d)        Purchaser will not sell or otherwise transfer the Units without registration under the Act or an exemption therefrom and fully understands and agrees that Purchaser must bear the economic risk of Purchaser’s purchase for an indefinite period of time because, among other reasons, the Units have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

ARTICLE 3
MISCELLANEOUS

                           3.1        Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.  No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

                           3.2        Notices.  Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

To Purchaser:	Dental Advisors, Inc.
314 North 4th Street
Newman Grove, NE 68758
Fax: (402) 447-6009
Attn: Dr. Edward Quincy

To Seller:	Remedent USA, Inc.
1220 Birch Way
Escondido, CA 92027
Fax: (760) 781-3330
Attn: Rebecca M. Inzunza, President

With Copy To:	Senn Palumbo Meulemans, LLP
18301 Von Karman, Suite 850
Irvine, CA 92612
Fax: (949) 251-1331
Attn: Lynne Bolduc, Esq.

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid.  If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery.  If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

                           3.3        Waiver and Amendment.  Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof.  The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same.  No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty.  No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

                           3.4        Choice of Law.  This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

                          3.5        Jurisdiction.  The Parties submit to the jurisdiction of the Courts of the County of Orange, State of California or a Federal Court empanelled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

                           3.6        Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                           3.7        Attorneys' Fees.  Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

                           3.8        Taxes.  Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment.  Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

                           IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

Seller

Remedent USA, Inc.,
a Nevada corporation

/s/ Rebecca M. Inzunza

By: Rebecca M. Inzunza
Its: President and CEO

Purchaser

PLEASE CHECK ONE:

I. If I am an individual, I certify that I am an "accredited investor" because:

X I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year.
OR
_______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (including home and personal property).

II.          If PURCHASER is a corporation, partnership, employee benefit plan or IRA, it certifies as follows:
A.         Has the subscribing entity been formed for the specific purpose of investing in the Securities?

             ☐   YES             ☒   NO

If your answer to question A is "No" CHECK whichever of the following statements (1–5) is applicable to you.  If your answer to question A is "Yes" the subscribing entity must be able to certify to statement (B) below in order to qualify as an "accredited investor".

             The undersigned entity certifies that it is an "accredited investor" because it is:

1. _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

2. _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

3.___X___ each of its shareholders, partners, or beneficiaries meets at least one of the following conditions described above under INDIVIDUAL ACCREDITED INVESTOR STATUS.  Please also CHECK the appropriate space in that section; or

4._______ the plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under INDIVIDUAL ACCREDITED INVESTOR STATUS; or

5._______ a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

B.         If the answer to Question A above is "Yes," please certify the statement below is true and correct:

             _______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the following conditions described above under INDIVIDUAL ACCREDITED INVESTOR STATUS.  Please also CHECK the appropriate space in that section.

III.   If PURCHASER is a Trust, it certifies as follows:

A.         Has the subscribing entity been formed for the specific purpose of investing in the Securities?

                           ☐   YES                                                                            ☐  NO

If your answer to question A is "No" CHECK whichever of the following statements (1–3) is applicable to the subscribing entity.  If your answer to question A is "Yes" the subscribing entity must be able to certify to the statement (3) below in order to qualify as an "accredited investor".

                 The undersigned trustee certifies that the trust is an "accredited investor" because:

_______1) the trust has total assets in excess of $5,000,000 and the investment decision has been made by a "sophisticated person"; or

_______2) the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

_______3) the undersigned trustee certifies that the trust is an accredited investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the following conditions described above under INDIVIDUAL ACCREDITED INVESTOR STATUS.  Please also CHECK the appropriate space in that section.

Print Name:        Dental Advisors, Inc.

     /s/ Dr. Edward Quincy

             Dr. Edward Quincy

Address:  314 North 4th Street, Newman Grove, NE 68758
Social Security/Tax I.D. Number :  33-0962995

WARRANT AGREEMENT

                           This WARRANT AGREEMENT (this "Agreement") is made and entered into as of April 25, 2001, between REMEDENT USA, INC., a Nevada corporation (the "Company") and Dental Advisors, a Nebraska corporation ("Holder").

R E C I T A L S

                           WHEREAS, the Company proposes to issue to Holder 1,252,000 warrants (the "Warrants"), each such Warrant entitling the holder thereof to purchase one share of Common Stock of the Company (the "Exercise Shares," "Shares," or the "Common Stock"); and

                           WHEREAS, the Warrants which are the subject of this Agreement will be issued by the Company to Holder as part of consideration payable to Holder in connection with an investment by the Holder into the Company pursuant to a Securities Purchase Agreement on even date herewith.

                           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereto agree as follows:

A G R E E M E N T

                           1.          Warrant Certificates.  The warrant certificates to be delivered pursuant to this Agreement (the "Warrant Certificates") shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Warrant Agreement.

                           2.          Right to Exercise Warrants.  Each Warrant may be exercised from the date of this Agreement until 5:00 P.M. (Pacific time) on April 25, 2006 (the "Expiration Date").

                           Each Warrant not exercised on or before the Expiration Date shall expire.  Each Warrant shall entitle its holder to purchase from the Company one share of Common Stock at an exercise price of $0.25 per share, subject to adjustment as set forth below ("Exercise Price").

                           The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates, which evidence fractional shares of capital stock.  In the event that a fraction of an Exercise Share would, except for the provisions of this paragraph 2, be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the current market value of the Exercise Share.  For purposes of this Agreement, the current market value shall be determined as follows:

                                        (a)         if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which this Warrant is exercised, or, if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose.

                                        (b)        if the Exercise Shares are listed or traded on a national securities exchange or in the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant.  The closing price referred to in this Clause (b) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or

                                        (c)         if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.                            3.          Mutilated or Missing Warrant Certificates.  In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed prior to its expiration date, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest.

                           4.          Reservation of Shares.  The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy its obligation to issue Shares upon exercise of Warrants, the full number of Shares deliverable upon the exercise of all outstanding Warrants.

                           The Company covenants that all Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and nonassessable outstanding Shares of the Company.

                           5.          Rights of Holder.  The Holder shall not, by virtue of anything contained in this Warrant Agreement or otherwise, prior to exercise of this Warrant, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company of any other matter.

                           6.          Investment Intent.  Holder represents and warrants to the Company that Holder is acquiring the Warrants for investment and with no present intention of distributing or reselling any of the Warrants.

                           7.          Certificates to Bear Language.  The Warrants and the certificate or certificates therefor shall bear the following legend by which each holder shall be bound:

"THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

                           The Shares and the certificate or certificates evidencing any such Shares shall bear the following legend:

"THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

                           Certificates for Warrants without such legend shall be issued if such warrants or shares are sold pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act.

                           8.          Piggyback Registration Rights.  If the Company at any time proposes to register any of its securities under the Act, except on a registration statement on Form S-8 or Form S-4, the Company will use its best efforts to cause all of the shares of common stock underlying the Warrants owned by Holder to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the Holder; provided, however, that the Company may, as a condition precedent to its effecting such registration, require the Holder to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that the Holder will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement (“underwriter’s lock-up”).  Additionally, the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration may require that Holder enter into an agreement with the Company that only a percentage of the shares of common stock underlying the Warrants owned by Holder be registered on such registration statement if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement (“underwriter’s carve-out”).  All expenses incurred by the Company in complying with this Section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accounts, or counsel for the Company and or counsel for the Holder and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.  Notwithstanding the foregoing, Holder shall pay all underwriting discounts or commissions with respect to any securities sold by the Holder.

                                        (a)         Indemnification.

                                                     (i)          In the event of any registration of any of its securities under the Act pursuant to this Section, the Company hereby indemnifies and holds harmless the Holder (which phrase shall include any underwriters of such securities), their respective directors and officers, and each other person who participates, in the offering of such securities and each other person, if any, who controls the Holder, or such participating persons within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which each the Holder or any such director or officer or participating person or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein an material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each the Holder and each director, officer or participating or controlling person for any legal or any other expenses reasonably incurred by the Holder or such director, officer or participating or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use therein.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or such directors, officer or participating or controlling person, and shall survive the transfer of such securities by the Holder.

                                                     (ii)         The Holder shall by acceptance thereof, indemnify and hold harmless the Company and its directors and officers, and each person, if any who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any director or officer or any such person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such holder specifically stating that it is for use therein; and will reimburse the Company or such director, officer or person for any legal or any other expense reasonably incurred in connection with investigation or defending any such loss, claim, damage, liability or action.

                                        (b)        Rule 144.  If the Company shall be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company will use its best efforts timely to file all reports required to be filed from time to time with the SEC (including but not limited to the reports under Section 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144 adopted by the SEC under the Act).  If there is a public market for any securities of the Company at any time that the Company is not subject to the reporting requirements of either of said Section 13 or 15(d), the Company will, upon the request of Holder, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph (c)(2) of said Rule 144.  The Company will furnish to Holder, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or (c)(2), as the case may be, of said Rule 144, and (ii) written information concerning the Company sufficient to enable Holder to complete any Form 144 required to be filed with the SEC pursuant to said Rule 144.

                           9.          Adjustment of Number of Shares and Class of Capital Stock Purchasable.  The Number of Shares and Class of Capital Stock purchasable under this Warrant Agreement are subject to adjustment from time to time as set forth in this Section.

                                        (a)         Adjustment for Change in Capital Stock.  If the Company:

                                                     (i)          pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock;

                                                     (ii)         subdivides its outstanding shares of Common Stock into a greater number of shares;

                                                     (iii)        combines its outstanding shares of Common Stock into a smaller number of shares;

                                                     (iv)       makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                                                     (v)        issues by reclassification of its shares of Common Stock any shares of its capital stock;

then the number and classes of shares purchasable upon exercise of each Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action.

                           For a dividend or distribution the adjustment shall become effective immediately after the record date for the dividend or distribution.  For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

                           If after an adjustment the holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock.  After such allocation, that portion of the Exercise Price applicable to each share of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Agreement.  Notwithstanding the allocation of the Exercise Price between or among shares of capital stock as provided by this Section 8(a), a Warrant may only be exercised in full by payment of the entire Exercise Price currently in effect.

                                        b)          Consolidation, Merger or Sale of the Company.  If the Company is a party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company's obligations under this Warrant Agreement.  Upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger or transfer if the holder had exercised the Warrant immediately before the effective date of such transaction.  As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the Warrant to, concurrently with the consummation of such transaction, assume the Company's obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 8.

                           10.        Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or Holder shall bind and inure to the benefit of their respective successor and assigns hereunder.

                           11.        Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute by one and the same instrument.

                           12.        Notices.  Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

To Purchaser:	Dental Advisors, Inc.
314 North 4th Street
Newman Grove, NE 68758
Fax: (402) 447-6009
Attn: Dr. Edward Quincy

To Seller:	Remedent USA, Inc.
1220 Birch Way
Escondido, CA 92027
Fax: (760) 781-3330
Attn: Rebecca M. Inzunza, President

With Copy To:	Senn Palumbo Meulemans, LLP
18301 Von Karman, Suite 850
Irvine, CA 92612
Fax: (949) 251-1331
Attn: Lynne Bolduc, Esq.

A notice sent as aforesaid may change the persons and addresses set forth above from time to time.  If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery.  If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

                           13.        Supplements and Amendments.  The Company may from time to time supplement or amend this Warrant Agreement without the approval of any Holders of Warrants in order to cure any ambiguity or to be correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interest of the Holder.

                           14.        Severability.  If for any reason any provision, paragraph or term of this Warrant Agreement is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

                           15.        Governing Law and Venue.  This Warrant shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed and construed in accordance with the laws of said State.  Any proceeding arising under this Warrant Agreement shall be instituted in the County of Orange, State of California.

                           16.        Headings.  Paragraphs and subparagraph headings, used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant Agreement nor constitute a part of this Warrant Agreement for any other purpose.

                           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

"COMPANY"

Remedent USA, Inc.,
a Nevada corporation

     /s/ Rebecca M. Inzunza

By:       Rebecca M. Inzunza
Its:        President and CEO

"HOLDER"

Dental Advisors Inc.,
a Nebraska corporation

    /s/ Dr. Edward Quincy

By:       Dr. Edward Quincy
Its:        President

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE  SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT PURSUANT TO A REGISTRATION OR AN EXEMPTION FROM SUCH REGISTRATION AND IN COMPLIANCE WITH SECTION 11 OF THE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED.

 Warrant Certificate No. 5-25-01-01

WARRANTS TO PURCHASE 1,252,000 SHARES OF COMMON STOCK
VOID AFTER 5:00 P.M.,
PACIFIC TIME, ON April 25, 2006

REMEDENT USA, INC.
INCORPORATED UNDER THE LAWS
OF THE STATE OF NEVADA

                           This certifies that, for value received, Dental Advisors, Inc, Nebraska, corporation, the registered holder hereof or assigns (the "Warrantholder"), is entitled to purchase from Remedent USA, Inc., a Nevada corporation (the "Company"), at any time during the period commencing at 9:00 a.m., Pacific Time, on April 25, 2001, and before 5:00 p.m., Pacific Time, on April 25, 2001 at the purchase price per share of $0.25 (the "Warrant Price"), the number of Shares of Common Stock of the Company set forth above (the "Warrant Shares").  The number of Warrant Shares issuable upon exercise of each Warrant evidenced hereby and the Warrant Price shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

                           The Warrants evidenced hereby represent the right to purchase an aggregate of up to 1,252,000 Shares, subject to certain adjustments, and are issued under and in accordance with a Warrant Agreement, dated as of April 25, 2001 (the " Warrant Agreement"), between the Company and the Warrantholder in connection with a Securities Purchase Agreement (the “Purchase Agreement”) and are subject to the terms and provisions contained in the Warrant Agreement and the Purchase Agreement, to all of which the Warrantholder by acceptance hereof consents.

                           Holders of the Warrants Shares issuable upon exercise hereof have certain rights with respect to registration with the Securities and Exchange Commission of the Warrant Shares.  These registration rights are set forth in that certain Warrant Agreement of even date herewith pursuant to which this Warrant Certificate has been issued.

                           The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided thereon) and simultaneous payment of the Warrant Price at the principal office of the Company.  Payment of such price shall be made at the option of the Warrantholder in cash, by check, or any combination thereof.

                           Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the Warrant Shares as to which the Warrants evidenced hereby shall not have been exercised.  These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Warrant Shares as evidenced by the Warrant or Warrants exchanged.  No fractional Shares of Common Stock will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants.  These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Warrant Agreement.

                           This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Company unless and until the Warrantholder exercises its rights to purchase Warrant Shares hereunder.

                                                                                REMEDENT USA, INC.

Dated: April 25, 2001	/s/ Rebecca M. Inzunza

By: Rebecca M. Inzunza
Its: President and CEO

REMEDENT USA, INC.
PURCHASE FORM

Remedent USA, Inc.
1220 Birch Way
Escondido, CA  92027

                           The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ____________ Warrant Shares of Common Stock (the "Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued in the name of:

(Please Print or Type Name)

(Address, including zip code)

(Social Security No. or Tax I.D. No.)

and, if said number of Warrant Shares shall not be all the Warrant Shares purchasable hereunder, that a new Warrant Certificate for the balance of the Warrant Shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Name of Warrantholder
or Assignee:

(Please Print)
Address:

Signature:	Dated:

Note:  The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signatures Guaranteed:

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.) ASSIGNMENT
(To be signed only upon assignment of Warrants)

             FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned represented by the attached Warrant with respect to the number of Warrant Shares covered by the Warrant set forth below:

(Name and Address of Assignee Must Be Printed or Typewritten)

Name of Assignee	Social Security No.	Address	No. of
	or Tax ID No.		Warrant Shares

and does hereby irrevocably constitute and appoint

Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated:

Signature of Registered Holde

Note:    The signature on this assignment must correspond with the name as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

March 28, 2001

REMEDENT USA, INC.
Attn:    Ms. Rebecca M. Inzunza,
             President / CEO
1220 Birch Way
Escondido, CA 92027

Re:       Retention of SENN PALUMBO MEULEMANS, LLP
             Subject:            General Business and Corporate Representation

Dear Ms. Inzunza:

This correspondence will serve to confirm that you have engaged our firm on an hourly basis with regard to the above-referenced matters.  In general, our representation will include a review and analysis of all information you provide in connection with the above-referenced matter, an analysis of the materials, consultations, phone conferences, preparation of pleadings and other documents, court appearances and/or our recommendations in connection with the further handling of the various matters.

We have found that our clients appreciate having our billing  procedures explained in writing.  Experience has shown that the attorney–client relationship works best when there is a mutual understanding about fees, costs and payment terms.  Accordingly, we take this opportunity to outline the terms on which we propose to provide our professional services.

To help us determine the value of our services, we ask each of our lawyers and legal assistants to maintain time records for each client and matter.  The time records are reviewed monthly by the billing attorney assigned to you before an invoice is rendered.  All of our services are billed at the hourly rate then in effect for the attorney or legal assistant who is performing the work. The attorneys and paralegals working on your matters will bill their time at an hourly rate varying from $100.00 to $250.00, depending upon their experience level and the complexity of the matter.

We will forward our invoices on a monthly basis, and each invoice, unless otherwise specified, represents our fees and out–of–pocket costs advanced for your account through the end of the preceding month.  We make every effort to include disbursements in the statement for the month in which the disbursements are incurred.  However, some disbursements, such as telephone charges, are often not available to us until the following months, in which case those disbursements will be included on a subsequent invoice.  Payment is due upon presentation of the invoice, and invoices which remain unpaid after thirty days from the invoice date are assigned a late payment charge of ten percent (10%) per annum.  In the unlikely event we are required to incur legal or other costs to recover amounts due for fees and expenses on your account, you will be responsible for those costs as well.

It is our policy to serve you with the most effective support systems available, while at the same time allocating the costs of such systems in accordance with the extent of usage by individual clients.  Therefore, in addition to our fees for legal services, we will also invoice separately for certain costs and expense disbursements, including telephone, facsimile, messenger, courier and other communication costs, reproduction, document retrieval, staff overtime when required by the client or the matter's timing, computer research facilities, document preparation on word processing, and other costs and expenses incurred on your behalf.

It is our usual and customary practice to require clients to remit a retainer to the firm for each individual matter for which services are rendered. Based upon the nature of our proposed engagement, our firm will require a retainer of 250,000 shares for the first $20,000 in legal services.  The 250,000 shares will be registered on Form S-8 immediately.  There will not be any lock-up on the 250,000 shares.  After the first $20,000 in legal services, all services rendered will be billed at our regular hourly rates and will paid on a cash basis.  All out of pocket costs and expenses will be paid on a cash basis and are not included in the initial $20,000 of legal services.  Any estimates of anticipated fees that we provide at the request of the client, whether for budgeting purposes or otherwise are, due to the uncertainties involved, necessarily only an approximation of potential fees.  Under no circumstances are such estimates to be viewed as a maximum or minimum fee quotation.  Actual fees are always determined in accordance with the policies described above.

Our firm maintains errors and omissions insurance coverage which may be applicable to the services to be rendered, subject to certain limitations and exclusions.  If you have questions in this regard, please feel free to call.

We hope this adequately explains our fees and billing procedures.  We encourage you to discuss with us any questions you may have regarding these policies and procedures, either at the inception of our engagement or at any time during its course.  If the terms set forth above are satisfactory, please sign and return the enclosed copy of this letter and return it to us either by facsimile or U.S. Mail.

We thank you for selecting our firm for your legal representation and look forward to working closely with you toward a speedy and successful resolution of this matter.

Very truly yours,

/s/ Diane O. Palumbo

Diane O. Palumbo

APPROVED:

Dated: March 28, 2001

/s/ Rebecca M. Inzunza

Rebecca M. Inzunza, President
REMEDENT USA, INC.

BUSINESS CONSULTING AGREEMENT

                           This Agreement (the “Agreement”) is dated June 20, 2001 and is entered into by and between REMEDENT USA, INC.(hereinafter  “REMM”  or “CLIENT”) and WINDSOR PARTNERS, INC.  (hereinafter “WPI”).

             1.          Conditions.  This Agreement will not take effect, and WPI will have no obligation to provide any service whatsoever, unless and until CLIENT returns a signed copy of this Agreement to WPI (either by mail or facsimile copy).  In addition, CLIENT shall be truthful with WPI in regard to any relevant or material information provided by CLIENT, verbally or otherwise which refers, relates, or otherwise pertains to the CLIENT’s business, this Agreement or any other relevant transaction. Breach of either of these conditions shall be considered a material breach and will automatically grant WPI the right to terminate this Agreement and all moneys, and other forms of compensation, paid or owing as of the date of termination by WPI shall be forfeited without further notice.

                           Upon execution of this Agreement, CLIENT agrees to fully cooperate with WPI in carrying out the purposes of this Agreement, keep WPI informed of any developments of importance pertaining to CLIENT’s business and abide by this Agreement in its entirety.

             2           Scope and Duties.  During the term of this Agreement, WPI will perform the following services for CLIENT:

                           2.1        Advice and Counsel.  WPI will provide advice and counsel regarding CLIENT’s strategic business plans, strategy and negotiations with potential business strategic partnering, corporate planning and or other general business consulting needs as expressed by CLIENT.

                           2.2        Mergers and Acquisitions.  WPI will provide assistance to CLIENT, as mutually agreed, in identifying merger and / or acquisition candidates, assisting in any due diligence process, recommending transaction terms and providing advice and assistance during negotiations, as needed.

                           2.3        CLIENT and/or CLIENT's Affiliate Transaction Due Diligence.  WPI will participate and assist CLIENT in the due diligence process, where possible, on all proposed financial transactions affecting CLIENT of which WPI is notified in writing in advance, including conducting investigation of and providing advice on the financial, valuation and stock price implications of the proposed transaction(s).

                           2.4        Ancillary Document Services.  If necessary, WPI will assist and cooperate with CLIENT in the development, editing and production of such documents as are reasonably necessary to assist in any transaction covered by this Agreement. However, this Agreement will not include the preparation or procuring of legal documents or those documents normally prepared by an attorney.

                           2.5        Additional Duties.  CLIENT and WPI shall mutually agree, in writing, for any additional duties that WPI may provide to CLIENT for compensation paid or payable by CLIENT under this Agreement.  Although there is no requirement to do so, such additional agreement(s) may be attached hereto and made a part hereof by written amendments to be listed as "Exhibits" beginning with "Exhibit A" and initialed by both parties.

                           2.6        Standard of Performance. WPI shall devote such time and efforts to the affairs of the CLIENT as is reasonably necessary to render the services contemplated by this Agreement.  Any work or task of WPI provided for herein which requires CLIENT to provide certain information to assist WPI in completion of the work shall be excused (without effect upon any obligation of CLIENT) until such time as CLIENT has fully provided all information and cooperation necessary for WPI to complete the work.  The services of WPI shall not include the rendering of any legal opinions or the performance of any work that is in the ordinary purview of a certified public accountant, or other licensed professional.  WPI cannot guarantee results on behalf of CLIENT, but shall use commercially reasonable efforts in providing the services listed above.  If an interest is communicated to WPI regarding satisfying all or part of CLIENT's business and corporate strategic planning needs, WPI shall notify CLIENT and advise it as to the source of such interest and any terms and conditions of such interest.

                           2.7        Non-Guarantee.  WPI MAKES NO GUARANTEE THAT WPI WILL BE ABLE TO SUCCESSFULLY LOCATE A MERGER OR ACQUISITION TARGET AND IN TURN CONSUMMATE A MERGER OR ACQUISITION TRANSACTION FOR CLIENT, OR TO SUCCESSFULLY COMPLETE SUCH A TRANSACTION WITHIN CLIENT’S DESIRED TIME FRAME. NEITHER ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOR THE PAYMENT OF DEPOSITS TO WPI BY CLIENT PURSUANT TO FEE AGREEMENTS FOR SERVICES NOT CONTEMPLATED HEREIN SHALL BE CONSTRUED AS ANY SUCH GUARANTEE.  ANY COMMENTS MADE REGARDING POTENTIAL TIME FRAMES OR ANYTHING THAT PERTAINS TO THE OUTCOME OF CLIENT'S NEEDS ARE EXPRESSIONS OF OPINION ONLY, AND FOR PURPOSES OF THIS AGREEMENT ARE SPECIFICALLY DISAVOWED.

             3           Compensation to WPI.

                           3.1        Issuance of Shares for Entering into Agreement.  As consideration for WPI entering into this Agreement, Client agrees to cause 300,000 shares of its common stock, par value $.001 per share, to be issued in amounts of 150,000 shares to Richard Walker and     150,000 shares to Scott Absher , affiliates of WPI. When issued, said shares shall be free trading shares, registered with the U.S. Securities and Exchange Commission on its Form S-8 or similar registration.  The registration and issuance of said shares shall take place by no later than 15 days following the execution and delivery of this Agreement, and all costs in connection therewith shall be borne by Client.

             NOTE: WPI SHALL HAVE NO OBLIGATION TO PERFORM ANY DUTIES PROVIDED FOR HEREIN IF PAYMENT [CASH AND/OR STOCK] IS NOT RECEIVED BY WPI WITHIN 15 DAYS OF MUTUAL EXECUTION OF THIS AGREEMENT BY THE PARTIES. IN ADDITION, WPI’S OBLIGATIONS UNDER THIS AGREEMENT SHALL BE SUSPENDED IF ANY PAYMENT OWING HEREUNDER IS MORE THAN FIFTEEN (15) DAYS DELINQUENT. FURTHERMORE, THE RECEIPT OF ANY FEES DUE TO WPI UPON EXECUTION OF THIS AGREEMENT ARE NOT CONTINGENT UPON ANY PRIOR PERFORMANCE OF ANY DUTIES WHATSOEVER DESCRIBED WITHIN THIS AGREEMENT.

                           3.2        Fees for Merger/Acquisition.  In the event that WPI, assists CLIENT and / or introduces CLIENT (or a CLIENT affiliate) to any third party, merger partner(s) or joint venture(s) who then enters into a merger, joint venture or similar agreement with CLIENT or CLIENT's affiliate, CLIENT hereby agrees to pay WPI advisory fees pursuant to the following schedule which are based on the aggregate amount of such merger, joint venture or similar agreement with CLIENT or CLIENT's affiliate. Advisory fees are deemed earned and shall be due and payable at the first close of the transaction, however, in certain circumstances when payment of advisory fees at closing is not possible, within 24 hours after CLIENT has received the proceeds of such business combination.  This provision shall survive this Agreement for a period of one year after termination or expiration of this Agreement.  In other words, the advisory fee shall be deemed earned and due and payable for any merger, joint venture or similar transaction which first closes within a year of the termination or expiration of this Agreement as a result of an introduction as set forth above.

                           3.3        Merger/Acquisition Advisory Fees Schedule.  For a merger/acquisition entered into by CLIENT as a result of the efforts of, or an introduction by WPI during the term of this Agreement, Client shall pay WPI Merger/Acquisition Advisory Fees as follows:

•	For the first merger and/or acquisition of approximate annual revenue equal to or exceeding $35 million, 2,200,000 shares of its common stock, 950,000 of which shall be free trading shares, registered with the U.S. Securities and Exchange Commission on its Form S-8 or similar registration. The remaining 1,250,000 shares shall be restricted subject to Rule 144.

•	When the annual revenue run rate for the aggregate of all businesses WPI has assisted CLIENT and/or introduced CLIENT (or a CLIENT affiliate) to any third party, merger partner(s) or joint venture(s) who then entered into a merger, joint venture or similar agreement with CLIENT or CLIENT's affiliate, reaches fifty-five million ($55,000,000), 750,000 shares of its common stock, 375,000 of which shall be free trading shares, registered with the U.S. Securities and Exchange Commission on its Form S-8 or similar registration. The remaining 375,000 shares shall be restricted subject to Rule 144.

•	Thereafter, for a merger/acquisition entered into by CLIENT as a result of the efforts of, or an introduction by WPI during the term of this Agreement, Client shall pay WPI, eight (8) percent of the total value of the transaction. For a merger/acquisition entered into by CLIENT as a result of the efforts of WPI and the introduction by CLIENT during the term of this Agreement, Client shall pay WPI, five (5) percent of the total value of the transaction. Such percentage(s) shall be paid to WPI in the same ratio of cash and / or stock as the transaction.

                           3.3        Expenses. After initial acquisition, CLIENT shall reimburse WPI for reasonable expenses incurred in performing its duties pursuant to this Agreement (including printing, postage, express mail, photo reproduction, travel, lodging, and long distance telephone and facsimile charges); provided, however, that WPI must receive prior written approval from CLIENT for any expenses over $ 500.  Such reimbursement shall be payable within 7 seven days after CLIENT's receipt of WPI invoice for same.

                           3.4        Additional Fees.  CLIENT and WPI shall mutually agree upon any additional fees that CLIENT may pay in the future for services rendered by WPI under this Agreement.  Such additional agreement(s) may, although there is no requirement to do so, be attached hereto and made a part hereof as Exhibits beginning with Exhibit A.

             4.          Indemnification.  The CLIENT agrees to indemnify and hold harmless WPI, each of its officers, directors, employees, agents, and shareholders against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property, arising out of any act, failure to act, neglect, any untrue or alleged untrue statement of a material fact or failure to state a material fact which thereby makes a statement false or misleading, or any breach of any material representation, warranty or covenant by CLIENT or any of its agents, employees, or other representatives.  WPI agrees to indemnify and hold harmless the CLIENT, each of its officers, directors, employees, agents, and shareholders against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property, arising out of any act, failure to act, neglect, any untrue or alleged untrue statement of a material fact or failure to state a material fact which thereby makes a statement false or misleading, or any breach of any material representation, warranty or covenant by WPI or any of its agents, employees, or other representatives.  Nothing herein is intended to nor shall it relieve either party from liability for its own willful act, omission or negligence.  All remedies provided by law, or in equity shall be cumulative and not in the alternative.

             5.          Confidentiality.

                           5.1        WPI and CLIENT each agree to keep confidential and provide reasonable security measures to keep confidential information where release may be detrimental to their respective business interests.  WPI and CLIENT shall each require their employees, agents, affiliates, other licensees, and others who will have access to the information through WPI and CLIENT respectively, to first enter appropriate non-disclosure Agreements requiring the confidentiality contemplated by this Agreement in perpetuity.

                           5.2        WPI will not, either during its engagement by the CLIENT pursuant to this Agreement or at any time thereafter, disclose, use or make known for its or another's benefit any confidential information, knowledge, or data of the CLIENT or any of its affiliates in any way acquired or used by WPI during its engagement by the CLIENT.  Confidential information, knowledge or data of the CLIENT and its affiliates shall not include any information that is, or becomes generally available to the public other than as a result of a disclosure by WPI or its representatives.

             6           Miscellaneous Provisions.

                           6.1        Amendment and Modification.  This Agreement may be amended, modified and supplemented only by written agreement of WPI and CLIENT.

                           6.2        Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The obligations of either party hereunder cannot be assigned without the express written consent of the other party.

                           6.3        Governing Law; Venue.  This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law doctrine.  CLIENT and WPI agree that if any action is instituted to enforce or interpret any provision of this Agreement, the jurisdiction and venue shall be Orange County, California.

                           6.4        Attorneys' Fees and Costs.  If any action is necessary to enforce and collect upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.

                           6.5        Survivability.   If any part of this Agreement is found, or deemed by a court of competent jurisdiction, to be invalid or unenforceable, that part shall be severable from the remainder of the Agreement.

                           6.6        Counterparts.  This Agreement may be executed in several counterparts and it shall not be necessary for each party to execute each of such counterparts, but when all of the parties have executed and delivered one of such counterparts, the counterparts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each party in accordance with its terms.

                           6.7        Facsimile Signatures.  The Parties hereto agree that this Agreement may be executed by facsimile signatures and such signatures shall be deemed originals.  The parties further agree that within ten days following the execution of this Agreement, they shall exchange original signature pages.

             7.          ARBITRATION. ALL DISPUTES, CONTROVERSIES, OR DIFFERENCES BETWEEN CLIENT, WPI OR ANY OF THEIR OFFICERS, DIRECTORS, LEGAL REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS, AGENTS OR EMPLOYEES, OR ANY CUSTOMER OR OTHER PERSON OR ENTITY, ARISING OUT OF, IN CONNECTION WITH OR AS A RESULT OF THIS AGREEMENT, SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN THROUGH LITIGATION.  WITH RESPECT TO THE ARBITRATION OF ANY DISPUTE, THE UNDERSIGNED HEREBY ACKNOWLEDGE AND AGREE THAT:

                           A.         ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

                           B.          THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDY IN COURT, INCLUDING THEIR RIGHT TO JURY TRIAL;

                           C.          RE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDING;

                           D.         THE ARBITRATOR’S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT OF APPEAL OR TO SEEK MODIFICATION OF RULING BY THE ARBITRATORS IS STRICTLY LIMITED;

                           E.          THIS ARBITRATION PROVISION IS SPECIFICALLY INTENDED TO INCLUDE ANY AND ALL STATUTORY CLAIMS WHICH MIGHT BE ASSERTED BY ANY PARTY;

                           F.          EACH PARTY HEREBY AGREES TO SUBMIT THE DISPUTE FOR RESOLUTION TO THE AMERICAN ARBITRATION ASSOCIATION, IN ORANGE COUNTY, CALIFORNIA WITHIN FIVE (5) DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM THE OTHER PARTY;

                           G.          IF EITHER PARTY FAILS TO SUBMIT THE DISPUTE TO ARBITRATION ON REQUEST, THEN THE REQUESTING PARTY MAY COMMENCE AN ARBITRATION PROCEEDING, BUT IS UNDER NO OBLIGATION TO DO SO;

                           H.         ANY HEARING SCHEDULED AFTER AN ARBITRATION IS INITIATED SHALL TAKE PLACE IN ORANGE COUNTY, CALIFORNIA;

                           I.           IF EITHER PARTY SHALL INSTITUTE ANY COURT PROCEEDING IN AN EFFORT TO RESIST ARBITRATION AND BE UNSUCCESSFUL IN RESISTING ARBITRATION OR SHALL UNSUCCESSFULLY CONTEST THE JURISDICTION OF ANY ARBITRATION FORUM LOCATED IN ORANGE COUNTY, CALIFORNIA, OVER ANY MATTER WHICH IS THE SUBJECT OF THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE LOSING PARTY ITS LEGAL FEES AND ANY OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH LEGAL PROCEEDING OR ITS EFFORTS TO ENFORCE ITS RIGHTS TO ARBITRATION AS PROVIDED FOR HEREIN;

                           J.           THE PARTIES SHALL ACCEPT THE DECISION OF ANY AWARD AS BEING FINAL AND CONCLUSIVE AND AGREE TO ABIDE THEREBY;

                           K.         ANY DECISION MAY BE FILED WITH ANY COURT AS A BASIS FOR JUDGMENT AND EXECUTION FOR COLLECTION.

             8.          Term/Termination.  This Agreement is an agreement for the term of approximately twenty-four (24)  months ending June 30, 2003.

             9.          Non Circumvention.  In and for valuable consideration, CLIENT hereby agrees that WPI may introduce (whether by written, oral, data, or other form of communication) CLIENT to one or more opportunities, including, without limitation, natural persons, corporations, limited liability companies, partnerships, unincorporated businesses, sole proprietorships and similar entities (hereinafter an “Opportunity” or ““Opportunities””).  CLIENT further acknowledges and agrees that the identity of the subject Opportunities, and all other information concerning an Opportunity (including without limitation, all mailing information, phone and fax numbers, email addresses and other contact information) introduced hereunder are the property of WPI, and shall be treated as confidential and proprietary information by CLIENT, it affiliates, officers, directors, shareholders, employees, agents, representatives, successors and assigns.  CLIENT shall not use such information, except in the context of any arrangement with WPI in which WPI is directly and actively involved, and never without WPI's prior written approval.  CLIENT further agrees that neither it nor its employees, affiliates or assigns, shall enter into, or otherwise arrange (either for it/him/herself, or any other person or entity) any business relationship, contact any person regarding such Opportunity, either directly or indirectly, or any of its affiliates, or accept any compensation or advantage in relation to such Opportunity except as directly though WPI, without the prior written approval of WPI.  WPI is relying on CLIENT’s assent to these terms and their intent to be bound by the terms by evidence of their signature.  Without CLIENT’s signed assent to these terms, WPI would not introduce any Opportunity or disclose any confidential information to CLIENT as herein described.

[SIGNATURES FOLLOW NEXT PAGE]

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

REMEDENT USA, INC. (REMM)

Print Name:	Rebecca Inzunza/Hegemann

Sign Name:	/s/ Rebecca Inzunza/Hegemann

Title:	CEO

Date:	June 28, 2001

Address:	1220 Birch Way

Escondido, CA 92007

WINDSOR PARTNERS, INC. ( WPI)

Print Name:	Richard H. Walker

Sign Name:	/s/ Richard H. Walker

Title:	President

Date:	June 28, 2001

Address:	28202 Cabot Road, Suite 300

Laguna Niguel, CA 92677